Note 16 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
(16)  Commitments and Contingencies

(i) The Group has several non-cancelable operating leases, primarily for office premises.

Future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum operating lease payments as of December 31, 2014 are:

Minimum Lease Payment
RMB
Year ending December 31:
2015	20,598
2016	15,203
2017	6,028
2018	516
2019	111
Total	42,456

Rental expenses incurred under operating leases for the years ended December 31, 2012, 2013 and 2014 amounted to  RMB31,858, RMB30,509 and RMB27,455, respectively.

(ii) The Group entered into various acquisition agreements which contain certain purchase considerations that are contingent upon future performance of the acquired companies. Please refer to note 3 for more details.

(iii) On October 17, 2011, Pieter Van Dongen, individually and on behalf of an alleged class of similarly situated holders of our ADSs, filed a class action lawsuit in the United States District Court for the Southern District of New York against the Group and three of our then executive officers. On March 19, 2014, the Company signed a settlement agreement with the plaintiff, to settle the lawsuit at US$6,625 (approximately RMB40,106), to be paid as consideration for full and complete settlement of all the released claims. The settlement has been fully settled subsequently during 2014. On August 15, 2014, the Court granted final approval of the settlement agreement.